UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21664
 (Pioneer Series Trust III)
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period:  September 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Value Fund
Semiannual Report | February 28, 2021

A: CVFCX	C: CVCFX	R: CVRFX	Y: CVFYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we've witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Value Fund during the six-month period ended February 28, 2021. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management, US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.
Q How did the Fund perform during the six-month period ended February 28, 2021?
A Pioneer Disciplined Value Fund’s Class A shares returned 18.83% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmark, the Russell 1000 Value Index, returned 19.15%. During the same period, the average return of the 1,213 mutual funds in Morningstar’s Large Value Funds category was 17.95%.
Q How would you describe the market environment for investors over the six-month period ended February 28, 2021?
A During the six-month period, US equities continued to rally from their March 2020 lows experienced at the outset of the COVID-19 pandemic. The Standard & Poor’s 500 Index (the S&P 500) returned just under 10% for the full six months, as the first COVID-19 vaccines received emergency-use authorization from the Food and Drug Administration (FDA) about halfway through the period, Congress negotiated an additional $900 billion economic stimulus package, and the political landscape in the US for at least the next two years came into clear focus, with a new administration and Congress sworn in during January. In addition, the domestic economy remained open, for the most part, as individual states tried to balance social-interaction restrictions with the need for economic activity. Concerns about the potential impact of rising interest rates on stock valuations (higher cost of capital) caused equities to falter slightly towards the end of the period, in February 2021, as 10-year US Treasury yields surged in anticipation of higher GDP growth and inflation.
Value stocks, which had significantly underperformed growth stocks for most of 2020, began outperforming their growth counterparts in September, at the outset of the six-month period, as optimism regarding a full economic recovery increased. Companies that make up the value segment of the market typically have had more cyclical exposure than
4 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

companies in the growth segment, and thus their performance has tended to be more sensitive to changes in the economic outlook. The Russell 1000 Value Index, the Fund’s benchmark, returned more than 19% during the six-month period, while the Russell 1000 Growth Index returned just over 5%. Additionally, small- and mid-cap stocks outperformed their larger-cap counterparts over the period. Like value stocks, small- and mid-cap stocks have tended to be more sensitive to economic cycles.
Within the Russell 1000 Value Index (the Russell Index), all sectors, with the exception of consumer staples, finished in positive territory for the six-month period. Energy, after struggling for most of 2020 due in part to a collapse in demand as well as an oil-price war between Russia and Saudi Arabia, was up by more than 39% for the full six-month period as oil prices rallied from their lows experienced in the early stages of the pandemic. Financials, up by more than 34% on the market’s rotation into cyclical value stocks, was another leading sector within the Fund’s benchmark for the six-month period. Consumer discretionary, industrials, materials, and information technology each returned in excess of 20% over the six-month period, though the latter sector did see a pullback in performance among the high-growth “big tech” stocks that had led the market by a wide margin over the first nine months of 2020.
Q Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2021?
A Stock selection was the main positive contributor to the Fund’s benchmark-relative performance during the six-month period, with results in the financials and information technology sectors leading the way. In financials, exposure to large banks was particularly beneficial for relative returns. With regard to information technology, the portfolio had virtually no exposure to several of the big-tech stocks that had dominated the market over the first nine months of 2020, and so that positioning aided the Fund’s relative returns as high-growth tech stocks generally underperformed the broader market during the six-month period. Stock selection in health care and materials were the main detractors from the Fund’s relative performance.
From a sector-allocation perspective, a portfolio underweight to health care, which was one of the weaker performers within the Russell Index for the period, boosted the Fund’s relative results, while an underweight to financials, which generated the second-best return in the index for the period, was a minor drag on benchmark-relative returns.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 5

Individual positions that made positive contributions to the Fund’s benchmark-relative performance during the six-month period included Bank of America, SVB Financial, and Walt Disney. Bank of America’s stock price has benefited from investor optimism about an economic recovery following the continued successful rollout of the vaccines across the US, as well as a move up in Treasury rates, since the bank’s margins could improve in that environment. We have continued to believe that the risk/reward profile for the stock is favorable, given that Bank of America has been a beneficiary of the reopening and in light of the company’s efforts to improve efficiency. SVB Financial, another large bank, was one of the better performers for the Fund during the period and over the past year as well, and benefited from some of the same conditions that aided Bank of America’s share price. We exited the Fund’s position in SVB before period-end, due to valuation concerns. We have been positive on banks in general, as we believe they stand to potentially benefit from the anticipated yield-widening as the economy reopens more broadly, and because of the trends toward technology spending within the industry. Shares of Walt Disney also aided the Fund’s relative performance for the six-month period, despite struggling for the first seven months of 2020 due to the pandemic as investors worried about the near-term impact COVID-19-related travel restrictions would have on the company’s theme park business. We added Disney to the portfolio during the summer of 2020, as we felt that the longer-term outlook for the company’s streaming businesses could offset the temporary lull in theme park attendance.
Disney has since fully embraced a “direct to consumer” streaming strategy, and the market has had a positive response. In addition, the streaming services have attracted more customers globally than anticipated, with expectations for possible continued strength into 2021.
Individual detractors from the Fund’s relative performance during the six-month period included positions in American Electric Power, PepsiCo, and EOG Resources. With regard to American Electric Power, the utilities sector in general struggled during the six-month period and was the second-worst performer in the Russell Index behind consumer staples. American Electric Power’s shares underperformed the broader market due to a backup in interest rates. In addition, news about the power outages in the Texas and Oklahoma regions in the wake of severe winter storms, and the resultant spike in fuel prices in those areas – which account for roughly 20% of American Electric Power’s regulated earnings – also weighed on the stock price. However, we believe the company might be able to recover the higher fuel costs that it faces, in part due to pass-through regulations. PepsiCo’s shares continued to trade down with consumer staples stocks during the period, particularly large
6 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

multinationals, as investors looked towards economic reopening in 2021. We have preferred to position the Fund within beverages for its consumer staples exposure, and continue to believe that PepsiCo may be able to grow revenues and expand margins, predominantly in the bottling business. The company could also benefit from its portfolio of recognizable brands and sizeable market share, as well as from its North American direct-distribution model. We believe the stock is attractively valued relative to its competitors, as well as to the market in general. EOG Resources is an oil-and-gas producer with acreage in several US shale areas. EOG’s shares underperformed during 2020, mostly due to the collapse in oil prices as demand weakened in the wake of the pandemic. The company itself performed well during this time, but not well enough to offset the negative effects of lower oil prices. While energy prices did rally during the six-month period, we exited the Fund’s position in EOG as we have begun de-emphasizing shale plays given our belief that US energy policy could shift under the new administration.
Q Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2021?
A No, the Fund had no exposure to derivatives during the six-month period.
Q What is your outlook heading into the second half of the Fund’s fiscal year?
A The FDA’s emergency-use approval of multiple COVID-19 vaccines, and their subsequent rollouts, undoubtedly has provided some encouraging news for the market. With vaccine distributions well underway, and with new fiscal aid packages from Washington adding another critical boost to market sentiment, cyclical stocks have continued to rally on the hopes for an economic recovery in 2021. As noted earlier, value stocks reversed a long-term trend and outperformed growth stocks over the past six months, while the market favored cyclical stocks in anticipation of a gradual end of the COVID-19 pandemic based on the encouraging vaccine news.
We continue to rely on the combination of our experienced analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added (“EVA”) to navigate macro uncertainties, such as fiscal stimulus, tax policy, interest rates, regulations, and the pandemic. We believe that these two elements – our team and our performance and valuation framework –along with a meaningful risk overlay, are critical to the success of the Fund, particularly in light of the secular and cyclical shifts taking place in nearly every industry.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 7

From a positioning perspective, we have made adjustments to sector allocations in the portfolio in anticipation of the economy returning to normal. We increased exposure to energy significantly, and reduced allocations to real estate and consumer staples. We also increased exposure to spread financials in anticipation of yields widening as the economy reopens this year, and we moved from an overweight in utilities to a significant underweight, given the prospects for rising interest rates.
We also reduced the Fund’s overweight in information technology in February, by transitioning from semiconductor-related holdings that had posted strong results. During the month, we further increased the Fund’s overweight allocation to the consumer discretionary sector, where we have continued to favor impressive consumer franchises trading at very attractive values and whose stock prices could benefit when the economy normalizes. We also increased the Fund’s allocation to the industrials sector, where we have invested in companies that we expect to benefit if industrial activity accelerates in a V-shaped recovery, and whose earnings could grow into valuations.
We seek to own companies with specific drivers that could potentially perform well over the cycle, and we feel that the portfolio is well positioned in anticipation of a potential full reopening of the economy later this year.
8 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 9

Portfolio Summary | 2/28/21
Portfolio Diversification

(As a percentage of total investments)*
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings
(As a percentage of total investments)*

1.	Bank of America Corp.	6.07%
2.	JPMorgan Chase & Co.	4.90
3.	Walt Disney Co.	4.18
4.	Honeywell International, Inc.	3.27
5.	Wells Fargo & Co.	3.24
6.	TJX Cos., Inc.	3.13
7.	Chubb, Ltd.	2.96
8.	Eaton Corp. Plc	2.94
9.	American Electric Power Co., Inc.	2.94
10.	Norfolk Southern Corp.	2.91

*     Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Prices and Distributions | 2/28/21
Net Asset Value per Share
Class	2/28/21	8/31/20
A	$16.37	$13.95
C	$16.17	$13.68
R	$15.70	$13.37
Y	$16.48	$14.05

Distributions per Share: 9/1/20–2/28/21
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1954	$ —	$ —
C	$0.0222	$ —	$ —
R	$0.1455	$ —	$ —
Y	$0.2331	$ —	$ —

Index Definition
The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–15.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of February 28, 2021)

	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	9.43%	8.78%	10.40%
5 years	12.81	11.48	12.02
1 year	24.07	16.94	22.22

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.16%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of February 28, 2021)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	8.56%	8.56%	10.40%
5 years	11.98	11.98	12.02
1 year	23.14	23.14	22.22

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.89%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 13

Performance Update | 2/28/21	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of February 28, 2021)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.19%	10.40%
5 years	12.46	12.02
1 year	23.56	22.22

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21
  Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2021)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	9.77%	10.40%
5 years	13.16	12.02
1 year	24.45	22.22

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.87%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)     Divide your account value by $1,000
         Example: an $8,600 account value ÷ $1,000 = 8.6
(2)     Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on actual returns from September 1, 2020 through February 28, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account	$1,188.30	$1,183.70	$1,185.70	$1,190.50
Value (after expenses)
on 2/28/21
Expenses Paid	$6.35	$10.61	$8.67	$4.45
During Period*

*        Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.96%, 1.60%, and 0.82% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2020 through February 28, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account	$1,018.99	$1,015.08	$1,016.86	$1,020.73
Value (after expenses)
on 2/28/21
Expenses Paid	$5.86	$9.79	$8.00	$4.11
During Period*

*     Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.96%, 1.60%, and 0.82% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 17

Schedule of Investments | 2/28/21
(unaudited)
Shares			Value
		UNAFFILIATED ISSUERS — 97.2%
		COMMON STOCKS — 97.2% of Net Assets
		Aerospace & Defense — 1.1%
96,354		Spirit AeroSystems Holdings, Inc.	$4,126,842
		Total Aerospace & Defense	$4,126,842
		Auto Components — 1.5%
121,864		BorgWarner, Inc.	$5,483,880
		Total Auto Components	$5,483,880
		Automobiles — 0.8%
59,998		General Motors Co.	$3,079,697
		Total Automobiles	$3,079,697
		Banks — 16.0%
634,707		Bank of America Corp.	$22,030,680
120,690		JPMorgan Chase & Co.	17,761,947
55,395		M&T Bank Corp.	8,361,321
324,540		Wells Fargo & Co.	11,738,612
		Total Banks	$59,892,560
		Beverages — 0.7%
21,287		PepsiCo., Inc.	$2,750,068
		Total Beverages	$2,750,068
		Chemicals — 3.5%
19,207		FMC Corp.	$1,953,160
45,798		International Flavors & Fragrances, Inc.	6,206,087
48,914		LyondellBasell Industries NV	5,042,544
		Total Chemicals	$13,201,791
		Communications Equipment — 3.7%
212,537		Cisco Systems, Inc.	$9,536,535
23,246		Motorola Solutions, Inc.	4,079,208
		Total Communications Equipment	$13,615,743
		Consumer Discretionary — 5.6%
161,959		Comcast Corp.	$8,538,479
12,461(a	)	O’Reilly Automotive, Inc.	5,574,179
62,107		Starbucks Corp.	6,709,419
		Total Consumer Discretionary	$20,822,077
		Containers & Packaging — 1.4%
38,049(a	)	Crown Holdings, Inc.	$3,635,962
108,080		Graphic Packaging Holding Co.	1,715,230
		Total Containers & Packaging	$5,351,192

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Shares			Value
		Electric Utilities — 2.9%
142,487		American Electric Power Co., Inc.	$10,665,152
		Total Electric Utilities	$10,665,152
		Electrical Equipment — 5.1%
81,979		Eaton Corp. Plc	$10,672,846
34,003		Rockwell Automation, Inc.	8,272,250
		Total Electrical Equipment	$18,945,096
		Energy Equipment & Services — 1.9%
254,168		Schlumberger, Ltd.	$7,093,829
		Total Energy Equipment & Services	$7,093,829
		Entertainment — 4.1%
80,158(a	)	Walt Disney Co.	$15,153,068
		Total Entertainment	$15,153,068
		Equity Real Estate Investment Trusts (REITs) — 1.1%
16,069		Essex Property Trust, Inc.	$4,094,220
		Total Equity Real Estate Investment Trusts (REITs)	$4,094,220
		Food & Staples Retailing — 1.1%
53,549		Sysco Corp.	$4,264,107
		Total Food & Staples Retailing	$4,264,107
		Health Care — 2.5%
277,644		Pfizer, Inc.	$9,298,298
		Total Health Care	$9,298,298
		Health Care Equipment & Supplies — 2.9%
42,133		Medtronic Plc	$4,928,297
36,865		Zimmer Biomet Holdings, Inc.	6,011,207
		Total Health Care Equipment & Supplies	$10,939,504
		Health Care Providers & Services — 1.6%
19,799		Anthem, Inc.	$6,002,859
		Total Health Care Providers & Services	$6,002,859
		Hotels, Restaurants & Leisure — 4.4%
48,475		Darden Restaurants, Inc.	$6,657,072
64,837(a	)	Marriott International, Inc.	9,600,414
		Total Hotels, Restaurants & Leisure	$16,257,486
		Industrial Conglomerates — 3.2%
58,653		Honeywell International, Inc.	$11,868,435
		Total Industrial Conglomerates	$11,868,435
		Information Technology — 1.5%
35,137		CDW Corp.	$5,512,644
		Total Information Technology	$5,512,644

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 19

Schedule of Investments | 2/28/21
(unaudited) (continued)
Shares			Value
		Insurance — 4.4%
66,026		Chubb, Ltd.	$10,734,507
114,670		Hartford Financial Services Group, Inc.	5,812,622
		Total Insurance	$16,547,129
		IT Services — 2.0%
26,499		Automatic Data Processing, Inc.	$4,611,356
36,360		Cognizant Technology Solutions Corp.	2,671,733
		Total IT Services	$7,283,089
		Machinery — 2.9%
11,745		Illinois Tool Works, Inc.	$2,374,604
47,905		Stanley Black & Decker, Inc.	8,375,710
		Total Machinery	$10,750,314
		Media — 1.6%
87,531		Omnicom Group, Inc.	$6,016,006
		Total Media	$6,016,006
		Metals & Mining — 0.6%
51,099		Steel Dynamics, Inc.	$2,124,696
		Total Metals & Mining	$2,124,696
		Oil, Gas & Consumable Fuels — 7.6%
86,728		Exxon Mobil Corp.	$4,715,401
79,199		Hess Corp.	5,189,910
162,703		Marathon Petroleum Corp.	8,886,838
248,996		Royal Dutch Shell Plc, Class B (A.D.R.)	9,680,965
		Total Oil, Gas & Consumable Fuels	$28,473,114
		Pharmaceuticals — 1.8%
12,335		Eli Lilly & Co.	$2,527,318
43,844		Merck & Co., Inc.	3,183,951
13,227		Novo Nordisk AS (A.D.R.)	942,424
		Total Pharmaceuticals	$6,653,693
		Road & Rail — 2.8%
41,862		Norfolk Southern Corp.	$10,551,736
		Total Road & Rail	$10,551,736
		Semiconductors & Semiconductor Equipment — 1.4%
19,584		Analog Devices, Inc.	$3,051,579
22,783(a	)	Micron Technology, Inc.	2,085,328
		Total Semiconductors & Semiconductor Equipment	$5,136,907

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Shares		Value
	Specialty Retail — 3.0%
171,838	TJX Cos., Inc.	$11,339,590
	Total Specialty Retail	$11,339,590
	Technology Hardware, Storage & Peripherals — 1.1%
67,980	NetApp, Inc.	$4,255,548
	Total Technology Hardware, Storage & Peripherals	$4,255,548
	Textiles, Apparel & Luxury Goods — 1.4%
64,510	VF Corp.	$5,104,676
	Total Textiles, Apparel & Luxury Goods	$5,104,676
	TOTAL COMMON STOCKS
	(Cost $309,066,079)	$362,655,046
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 97.2%
	(Cost $309,066,079)	$362,655,046
	OTHER ASSETS AND LIABILITIES —2.8%	$10,628,660
	NET ASSETS —100.0%	$373,283,706
REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2021, aggregated $228,223,835 and $282,280,336, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2021, the Fund did not engage in any cross trade activity.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $312,902,264 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$57,762,533
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(8,009,751)
Net unrealized appreciation	$49,752,782

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 21

Schedule of Investments | 2/28/21
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 28, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$362,655,046	$ —	$ —	$362,655,046
Total Investments in Securities	$362,655,046	$ —	$ —	$362,655,046

During the six months ended February 28, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $309,066,079)	$362,655,046
Cash	12,105,983
Receivables —
Investment securities sold	2,798,063
Fund shares sold	545,909
Dividends	821,777
Due from the Adviser	16,595
Other assets	53,449
Total assets	$378,996,822
LIABILITIES:
Payables —
Investment securities purchased	$ 5,077,434
Fund shares repurchased	328,260
Trustees’ fees	3,321
Due to affiliates	50,865
Accrued expenses	253,236
Total liabilities	$ 5,713,116
NET ASSETS:
Paid-in capital	$289,738,968
Distributable earnings	83,544,738
Net assets	$373,283,706
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $283,251,467/17,298,660 shares)	$ 16.37
Class C (based on $12,109,877/748,915 shares)	$ 16.17
Class R (based on $9,990,432/636,144 shares)	$ 15.70
Class Y (based on $67,931,930/4,121,251 shares)	$ 16.48
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $16.37 net asset value per share/100%-5.75%
maximum sales charge)	$ 17.37

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $107,606)	$4,151,197
Interest from unaffiliated issuers	238
Total investment income		$4,151,435
EXPENSES:
Management fees	$1,171,034
Administrative expense	86,365
Transfer agent fees
Class A	155,672
Class C	10,226
Class R	13,921
Class Y	42,227
Distribution fees
Class A	330,025
Class C	67,751
Class R	23,607
Shareowner communications expense	39,050
Custodian fees	6,614
Registration fees	27,349
Professional fees	35,395
Printing expense	20,012
Trustees’ fees	6,964
Insurance expense	44
Miscellaneous	37,269
Total expenses		$2,073,525
Less fees waived and expenses reimbursed by the Adviser		(25,361)
Net expenses		$2,048,164
Net investment income		$2,103,271
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$33,307,444
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$27,774,112
Net realized and unrealized gain (loss) on investments		$61,081,556
Net increase in net assets resulting from operations		$63,184,827

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Statements of Changes in Net Assets
	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 2,103,271	$ 5,010,882
Net realized gain (loss) on investments	33,307,444	747,139
Change in net unrealized appreciation (depreciation)
on investments	27,774,112	8,870,945
Net increase in net assets resulting from operations	$ 63,184,827	$ 14,628,966
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.20 and $0.18 per share, respectively)	$ (3,429,742)	$ (3,566,861)
Class C ($0.02 and $0.04 per share, respectively)	(17,429)	(66,147)
Class R ($0.15 and $0.12 per share, respectively)	(92,906)	(92,809)
Class Y ($0.23 and $0.23 per share, respectively)	(1,183,476)	(1,377,629)
Total distributions to shareowners	$ (4,723,553)	$ (5,103,446)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 17,209,586	$ 41,337,239
Reinvestment of distributions	4,561,748	4,933,219
Cost of shares repurchased	(62,713,030)	(101,638,491)
Net decrease in net assets resulting
from Fund share transactions	$ (40,941,696)	$ (55,368,033)
Net increase (decrease) in net assets	$ 17,519,578	$ (45,842,513)
NET ASSETS:
Beginning of period	$355,764,128	$ 401,606,641
End of period	$373,283,706	$ 355,764,128

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 25

Statements of Changes in Net Assets (continued)
	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amount	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	710,191	$10,762,197	1,487,957	$19,917,268
Reinvestment of distributions	212,966	3,305,234	228,454	3,438,179
Less shares repurchased	(1,883,051)	(28,250,236)	(3,982,467)	(54,052,016)
Net decrease	(959,894)	$(14,182,805)	(2,266,056)	$(30,696,569)
Class C
Shares sold	70,150	$1,060,323	105,968	$1,408,621
Reinvestment of distributions	1,131	17,366	4,198	62,204
Less shares repurchased	(442,665)	(6,648,867)	(865,873)	(11,642,508)
Net decrease	(371,384)	$(5,571,178)	(755,707)	$(10,171,683)
Class R
Shares sold	43,686	$632,289	108,451	$1,410,579
Reinvestment of distributions	6,234	92,882	6,280	90,742
Less shares repurchased	(122,200)	(1,722,364)	(212,266)	(2,815,292)
Net decrease	(72,280)	$(997,193)	(97,535)	$(1,313,971)
Class Y
Shares sold	310,029	$4,754,777	1,380,024	$18,600,771
Reinvestment of distributions	73,431	1,146,266	88,704	1,342,094
Less shares repurchased	(1,692,226)	(26,091,563)	(2,430,166)	(33,128,675)
Net decrease	(1,308,766)	$(20,190,520)	(961,438)	$(13,185,810)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$13.95		$13.58	$16.20	$16.84	$14.18	$16.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.18	$0.18	$0.10	$0.19	$0.16
Net realized and unrealized gain (loss) on investments	2.53		0.37	(0.57)	1.69	2.61	0.96
Net increase (decrease) from investment operations	$2.62		$0.55	$(0.39)	$1.79	$2.80	$1.12
Distributions to shareowners:
Net investment income	$(0.20)		$(0.18)	$(0.14)	$(0.16)	$(0.14)	$(0.16)
Net realized gain	—		—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.20)		$(0.18)	$(2.23)	$(2.43)	$(0.14)	$(3.36)
Net increase (decrease) in net asset value	$2.42		$0.37	$(2.62)	$(0.64)	$2.66	$(2.24)
Net asset value, end of period	$16.37		$13.95	$13.58	$16.20	$16.84	$14.18
Total return (b)	18.83	%(c)	3.96%	(1.63)%	11.10%	19.88%	7.35%
Ratio of net expenses to average net assets	1.17	%(d)	1.16%	1.18%	1.13%	1.15%	1.18%
Ratio of net investment income (loss) to average net assets	1.14	%(d)	1.31%	1.32%	0.62%	1.23%	1.11%
Portfolio turnover rate	65	%(c)	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$283,251		$254,679	$278,738	$297,450	$307,799	$316,382
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 27

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$13.68		$13.29	$15.85	$16.52	$13.91	$16.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.08	$0.09	$(0.02)	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	2.49		0.35	(0.56)	1.65	2.57	0.95
Net increase (decrease) from investment operations	$2.51		$0.43	$(0.47)	$1.63	$2.64	$1.00
Distributions to shareowners:
Net investment income	$(0.02)		$(0.04)	$—	$(0.03)	$(0.03)	$(0.03)
Net realized gain	—		—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.02)		$(0.04)	$(2.09)	$(2.30)	$(0.03)	$(3.23)
Net increase (decrease) in net asset value	$2.49		$0.39	$(2.56)	$(0.67)	$2.61	$(2.23)
Net asset value, end of period	$16.17		$13.68	$13.29	$15.85	$16.52	$13.91
Total return (b)	18.37	%(c)	3.21%	(2.39)%	10.29%	18.98%	6.62%
Ratio of net expenses to average net assets	1.96	%(d)	1.89%	1.92%	1.84%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets	0.34	%(d)	0.58%	0.63%	(0.10)%	0.48%	0.38%
Portfolio turnover rate	65	%(c)	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$12,110		$15,321	$24,941	$88,422	$103,022	$120,404
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class R
Net asset value, beginning of period	$13.37		$13.02	$15.63	$16.33	$13.77	$16.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.12	$0.13	$0.06	$0.15	$0.12
Net realized and unrealized gain (loss) on investments	2.43		0.35	(0.55)	1.62	2.53	0.94
Net increase (decrease) from investment operations	$2.48		$0.47	$(0.42)	$1.68	$2.68	$1.06
Distributions to shareowners:
Net investment income	$(0.15)		$(0.12)	$(0.10)	$(0.11)	$(0.12)	$(0.12)
Net realized gain	—		—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.15)		$(0.12)	$(2.19)	$(2.38)	$(0.12)	$(3.32)
Net increase (decrease) in net asset value	$2.33		$0.35	$(2.61)	$(0.70)	$2.56	$(2.26)
Net asset value, end of period	$15.70		$13.37	$13.02	$15.63	$16.33	$13.77
Total return (b)	18.57	%(c)	3.55%	(1.94)%	10.77%	19.53%	7.13%
Ratio of net expenses to average net assets	1.60	%(d)	1.55%	1.53%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.71	%(d)	0.91%	0.96%	0.35%	0.97%	0.89%
Portfolio turnover rate	65	%(c)	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$9,990		$9,471	$10,494	$11,275	$11,860	$12,888
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.60	%(d)	1.55%	1.59%	1.52%	1.54%	1.58%
Net investment income (loss) to average net assets	0.71	%(d)	0.91%	0.90%	0.23%	0.84%	0.71%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 29

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$14.05		$13.68	$16.30	$16.93	$14.27	$16.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11		$0.22	$0.22	$0.15	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	2.55		0.38	(0.58)	1.70	2.62	0.98
Net increase (decrease) from investment operations	$2.66		$0.60	$(0.36)	$1.85	$2.86	$1.19
Distributions to shareowners:
Net investment income	$(0.23)		$(0.23)	$(0.17)	$(0.21)	$(0.20)	$(0.21)
Net realized gain	—		—	(2.09)	(2.27)	—	(3.20)
Total distributions	$(0.23)		$(0.23)	$(2.26)	$(2.48)	$(0.20)	$(3.41)
Net increase (decrease) in net asset value	$2.43		$0.37	$(2.62)	$(0.63)	$2.66	$(2.22)
Net asset value, end of period	$16.48		$14.05	$13.68	$16.30	$16.93	$14.27
Total return (b)	19.05	%(c)	4.24%	(1.33)%	11.42%	20.20%	7.80%
Ratio of net expenses to average net assets	0.82	%(d)	0.87%	0.88%	0.83%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.46	%(d)	1.60%	1.62%	0.90%	1.54%	1.45%
Portfolio turnover rate	65	%(c)	111%	113%	112%	115%	129%
Net assets, end of period (in thousands)	$67,932		$76,293	$87,434	$116,296	$148,541	$109,037
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89	%(d)	0.87%	0.90%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.39	%(d)	1.60%	1.60%	0.90%	1.54%	1.45%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Disciplined Value Fund (the “Fund”) is a series of Pioneer Series Trust III (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of February 28, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the "Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended February 28, 2021. The

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impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

32 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Cash may include overnight time deposits at approved financial institutions.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 33

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$5,103,446
Total	$5,103,446

34 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,379,260
Undistributed long-term capital gain	(274,466)
Net unrealized appreciation	21,978,670
Total	$25,083,464

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,403 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 35

or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
36 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund’s average daily net assets, 0.55% of the next $4.5 billion of the Fund’s average daily net assets and 0.525% of the Fund’s average daily net assets over $7.5 billion. For the six months ended February 28, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
Effective December 31, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended February 28, 2021 are reflected on the Statement of Operations.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $32,214 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended February 28, 2021, the Fund paid $6,964 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At February 28, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $3,321.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$32,519
Class C	2,970
Class R	1,299
Class Y	2,262
Total	$39,050

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets

38 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $18,651 in distribution fees payable to the Distributor at February 28, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended February 28, 2021, CDSCs in the amount of $429 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2021, the Fund had no borrowings under the credit facility.

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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Disciplined Value Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
1 Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
2 Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

40 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group

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of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service
42 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable,

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21 43

the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
44 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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52 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA
02109 Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19126-15-0421

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust III

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 5, 2021

* Print the name and title of each signing officer under his or her signature.